DSP Group Inc. (NASDAQ: DSPG)

at home in your wireless world

1 Copyright DSP Group, 2013. All rights reserved. May 2013 Exhibit 99.1

Copyright DSP Group, 2013. All rights reserved.
Forward Looking Statements
This presentation contains forward-looking statements that involve risks and uncertainties, as well as assumptions that, if proven incorrect, could cause DSP Group's results and projections to differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact may be deemed forward-looking statements, including statements regarding the continued growth of the traditional cordless telephony market, expanding market for products for new applications, and our ability to capture a higher share of these markets. We do not endorse the financial forecasts of any analysts or comment on them if they differ from our own projections. Nothing in this presentation should be construed as a profit forecast. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied, is made regarding performance. Information, opinions, and estimates contained in this presentation reflect a judgment at its original date of publication by DSP Group and are subject to change without notice. We assume no obligation to update any forward-looking statements or financial guidance. Risks and uncertainties that could cause actual results to differ materially include: the sustainability of the market recovery and recovery of markets for our customers' products; delays in the introduction of new products; slower than expected change in the nature of the residential communications domain; our ability to develop and produce new products at competitive costs and in a timely manner; the possibility that such products may fail to achieve broad market acceptance; and assumptions pertaining to the level of demand for products that incorporate our technologies. For more information regarding the risks and uncertainties that could cause actual results and projections to differ, as well as risks relating to our  business in general, see the discussion in the "Risk Factors" section of our Annual Report on Form 10-K for fiscal year 2012 and other reports that DSP Group has filed with the U.S. Securities and Exchange Commission. This investor presentation is dated  May 13, 2013

Copyright DSP Group, 2013. All rights reserved.
Important Information
Certain Information Regarding Participants
The Company, its directors and certain of its officers may be deemed to be participants in the solicitation of the Company's shareholders in connection with its 2013 annual meeting. Information regarding the names, affiliations and direct and indirect interest (by security holdings or otherwise) of these persons can be found in the Proxy Materials for its 2013 annual meeting filed with the SEC.
Shareholders will be able to obtain a free copy of the Proxy Materials and other documents filed by the
Company with the SEC from the sources listed above
The Company has filed with the U.S. Securities and Exchange Commission ("SEC") and provided to its shareholders a definitive proxy statement, proxy supplement and related materials (the "Proxy Materials")
in connection with its 2013 annual meeting of shareholders. SHAREHOLDERS ARE URGED TO READ
THIS PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY WITH
THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN
IMPORTANT INFORMATION.  Shareholders will be able to obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov and through the website maintained by the
Company at http://ir.dspg.com.

Copyright DSP Group, 2013. All rights reserved.
Preamble - This Proxy Contest Is Not Typical
This is the 2
nd
round, as two Starboard candidates were added to our
board last year
We believe this 2
nd
round is all about forcing a fire-sale of the
company
Now is not the time to sell the company; a fire-sale would significantly undervalue our business and growth prospects
We have confidence that our business plan will create significant value for stockholders

Copyright DSP Group, 2013. All rights reserved.
“The company is too small to remain public
and, needs to be sold, it should have been sold
already”
(Starboard representatives, Feb 6  , 2013)
th
Starboard’s position is clear:

6 Copyright DSP Group, 2013. All rights reserved. Our Board has and continues to consider all alternatives to maximize shareholder value without ruling out any alternative

Copyright DSP Group, 2013. All rights reserved.
Giving Starboard Additional Nominees Will Hurt the
Company
Starboard’s nominees do not have relevant CEO level experience in managing a fabless semiconductor company
Starboard’s nominees do not have relevant experience in managing a company in Israel, where most of DSP Group’s operations and R&D are based
Additional Starboard nominees on the Board will have a negative impact on employee morale resulting in key employees departures, negative impact on key customers and suppliers with whom the company has long-lasting partnerships
Additional Starboard nominees on the Board will considerably weaken the current Board – the DSP Group Board members targeted by
Starboard are among our most experienced directors
We believe Starboard’s slate neither replaces that experience nor adds any unique skillset or expertise
Negative impact on shareholder value – A dysfunctional Board can destroy shareholder value

8 Copyright DSP Group, 2013. All rights reserved. AGENDA DSP Group’s Recent Operational Success Strategic Growth to Maximize Stockholder Value The Proxy Contest Executive Summary

Copyright DSP Group, 2013. All rights reserved.
DSP Group is Undergoing a Robust Turnaround
Company’s stock has outperformed relevant indexes and industry peers since cost reduction program initiated  immediately after Q2 2011 when softening of Cordless market became evident
Company’s stock has outperformed relevant indexes and industry peers over past 12 months and year-to-date with growing evidence of operational turnaround and new product launches
There has been a significant improvement in operating performance post cost structure re-alignment
Solidified our #1 position in the Cordless domain, attained #1 position in HGW w/ DECT and #3 market share position in Enterprise VoIP
Company’s Board and Management is Executing a Prudent Plan for Growth
Year-to-date have successfully expanded TAM over 10x to greater than 1 Billion units with three new chipset product launches
Leveraging R&D investments in cordless telephony, to drive revenues in new opportunities cellular and enterprise telephony enabled the company to maintain below average industry R&D spend, without sacrificing revenue growth
New products targeted at growing mobile, enterprise and home automation markets are gaining traction; significant design wins so far this year
DSP Group Board Nominees are Best Positioned to Lead the Company
Have significant operational, strategic, financial and public board experience in our areas of focus
Their re-election would remove uncertainty about the company’s future with employees, customers and suppliers
Robust Turnaround Underway With Plan for Growth; Current
Board Nominees Best Positioned to Lead the Company

Copyright DSP Group, 2013. All rights reserved.
Turning more influence or control of the Company to Starboard nominees is disproportionate and inappropriate
We believe that Starboard’s only agenda is to force a fire sale of the Company as promptly as possible
A fire sale of the Company now, at current prices, would severely undervalue the Company’s growth initiatives, and deprive stockholders of the returns they deserve to get
Starboard previously appointed two directors to our Board in connection with a settlement agreement with Starboard in an effort to avoid a proxy contest in 2012.
Election of Starboard’s nominees would result in 5 out of 9 directors having been selected by
Starboard; voting for Starboard’s candidates is not in the best interests of the Company
Adding more Starboard nominees to the Board could provide enough influence to force a fire-sale of the company
Ceding Control of DSP Group to Starboard Nominees Is
Not in Shareholders’ Best Interests
Our Board and management did their upmost to a avoid proxy contest this year, offering much more than Starboard had received and settled for in other proxy contests to date
We believe that shareholder value can best be enhanced by taking advantage of the current growth opportunities and capitalizing on the research and development investments already made over the past few years

11 Copyright DSP Group, 2013. All rights reserved. AGENDA The Proxy Contest DSP Group’s Recent Operational Success Executive Summary Strategic Growth to Maximize Stockholder Value

Copyright DSP Group, 2013. All rights reserved.
A Long History of Innovation and Value Creation
A leading fabless semiconductor company specializing in voice and converged communications
Publicly traded since 1994 (NASDAQ: DSPG)
Pioneer in digital signal processing software and ICs
Brought digitalization to answering machines by inventing a telephony answering device (TAD) on a chip
Successfully transformed from a small TAD supplier to the market leader in
SoC for the communications market
DSP Group’s core IP has led to the formation of two companies demonstrating track record of creating value for shareholders:
AudioCodes (NASDAQ listed)
CEVA (NASDAQ listed)

Copyright DSP Group, 2013. All rights reserved.
DSP Group Today – The Voice SoC Market Leader
Well Positioned With Current & Next-Generation Products
DSP Group is a leading global provider of wireless chipset solutions for converged communications
Approximately 400 million homes use DSPG products today
#1 position in cordless telephony with 70% share
#1 position in HGW w/ DECT
Reached #3 position in VoIP for Office and Enterprise and rapidly expanding
Leading Ultra Low Energy effort in home automation and Internet of Things market
Successfully launched a revolutionary noise cancellation product, with unparalleled performance targeted at cellular handset market
Financial Highlights
2012 revenues of $162 million
R&D spend as a % of revenues in 2012 was 26% as compared to 38% of our peer group, and 24-28% during past 5 years
Strong focus on cash flow generation - Generated $10 million from operations in 2012
Successfully executing thru an operational turnaround demonstrated operational improvements for six consecutive quarters
$87 million returned to shareholders in the last 5 years
Cash & marketable securities of $120 million ($5.50/share), no debt
Market capitalization of  $175M

Copyright DSP Group, 2013. All rights reserved.
Despite difficult period in cordless domain, Board’s implementation of new cost reduction program in mid-2011 has led to six consecutive quarters of improving operational metrics including:
Gross margins
Operating Income
Net Income
EBITDA
Board’s decisive actions led to reduced GAAP annual operating expenditures run rate by $36 million in two years and non-GAAP by $25 million
Returned to US GAAP operating profitability in Q1’13
Close focus on positive cash flow; generated $10 million in 2012
Returned over $16.8 million to shareholders via buybacks in 2011 & 2012
Maintained strong balance sheet with cash and marketable securities of
$120 million and no debt
Under Board’s Leadership, DSP Group’s Cost Structure and Operating
Performance Vastly Improved in a Difficult Environment

50%
40%
30%
20%
10%
0%
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13

DSP Group
Broadcom
PMC Sierra
Vitesse Semiconductor
Minspeed
Sigma Designs
50%
40%
30%
20%
10%
0%
-10%
-20%
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13

DSP GROUP
at home in your wireless world

Copyright DSP Group, 2013. All rights reserved.
DSP Group’s Has Outperformed Relevant Indexes and
Peers Following Restructuring Program Initiated When
Cordless Market Softening Became Evident
DSP Group
Philadelphia Semiconductor Index
Nasdaq Composite Index
YTD - Outperforming Peer Group
YTD - Outperforming Relevant Indexes

40%
30%
20%
10%
0%
-10%
-20%
-30%
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13

40%
20%
0%
-20%
-40%
-60%
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13

DSP GROUP
at home in your wireless world

Copyright DSP Group, 2013. All rights reserved.
Outperformed Relevant Indexes and Peers Over Past 12
Months - Evidence of Successful Turnaround and New
Product Launches
DSP Group
Broadcom
PMC Sierra
Vitesse Semiconductor
Minspeed
Sigma Designs
DSP Group
Philadelphia Semiconductor Index
Nasdaq Composite Index
TTM - Outperforming Relevant Indexes
TTM - Outperforming Peer Group

+$6.3M
$3.0
$2.0
$1.0
$0.0
($1.0)
($2.0)
($3.0)
($4.0)
($5.0)
4Q:11
1Q:12
2Q:12
3Q:12
4Q:12
1Q:13
$2.6
$1.5
$0.8
$0.3
($0.7)
($3.7)

+$7.5M GAAP
$2.0
$1.0
$0.0
($1.0)
($2.0)
($3.0)
($4.0)
($5.0)
($6.0)
($7.0)
4Q:11
1Q:12
2Q:12
3Q:12
4Q:12
1Q:13

at home in your wireless world

Copyright DSP Group, 2013. All rights reserved.
Delivering on Plans to Return to Operating Profitability and
Grow EBITDA
GAAP
non-GAAP
Despite topline weakness in core business, 6 consecutive quarters of lower operating costs and improvements in gross margins
Resulted in sharp increase in quarterly EBITDA and operating income
Resumed operating profitability non-GAAP in Q4’12 and GAAP in Q1’13
EBITDA reached 7% of revenues in Q1’13
EBITDA by Quarter
Operating Income by Quarter

$3.0
$2.0
$1.0
$0.0
($1.0)
($2.0)
($3.0)
($4.0)
($5.0)
($6.0)
4Q:11
1Q:12
2Q:12
3Q:12
4Q:12
1Q:13

$0.15
$0.10
$0.05
$-
$(0.05)
$(0.10)
$(0.15)
$(0.20)
$(0.25)
4Q:11
1Q:12
2Q:12
3Q:12
4Q:12
1Q:13

DSP GROUP
at home in your wireless world

Copyright DSP Group, 2013. All rights reserved.
Return to Operating Profitability Led to Positive EPS & Net
Income
GAAP
non-GAAP
GAAP
non-GAAP
Operational turnaround led to a return to net income and EPS
Consistent progress in net income and earnings per share in the last six quarters
Returning to non-GAAP net income and EPS in Q2’12 and to GAAP net income and EPS in Q1’13
Net income by Quarter (USD in millions)
Quarterly EPS

60%
50%
40%
30%
20%
10%
0%
48%
47%
42%
36%
33%
29%
29%
26%
Mindspeed
Sigma Designs
PMC-Sierra
Vitesse Semi
Marvell
STMicro
Broadcom
DSP Group

DSP GROUP
at home in your wireless world

Copyright DSP Group, 2013. All rights reserved.
Prudent Research and Development Spend Well Below Peers
DSP Group’s spent 26% of its net revenues on R&D versus 38% for our peer group last year
Plan to maintain below average industry R&D spend by leveraging our past
R&D investments in voice processing as we enter our new markets
R&D Expense As A % Of Revenues, Comparison To SoC Peer Group

Copyright DSP Group, 2013. All rights reserved. AGENDA Executive Summary DSP Group’s Recent Operational Success The Proxy Contest Strategic Growth to Maximize Stockholder Value 20

Copyright DSP Group, 2013. All rights reserved.
Cordless
Majority Of
2012 Revs
2014E TAM
110M Units
Voice Over IP
Generated 2012
Revs /  DVF99
Chipset
Launched Jan 2013
2014E TAM
60M Units
HDClear
DMBD2 Chipset
Launched
Feb 2013
2014E TAM
1B Units
Home
Automation
DHX91
Chipset
Launched
Jan 2013
2014E TAM
52M Units
Home
Gateways
Generated
2012 Revs
2014E TAM
52M Units
DSP Group’s Products Now Address Three Large Market
Opportunities Expanding TAM Significantly YTD
Three new chipset launches year-to-date: DMBD2, DVF99 and DHX91 –
expand Total Addressable Market significantly to over 1 Billion units
2014E Total Addressable Market > 1.35 Billion Units
Up 10x From 2012
Home
Enterprise Mobile

GCT TECH
uniden
BT
at&t
ALCATEL
vtech
Panasonic
TELECOM
verizon
Gigaset
SAGEMCOM
CROW
GCT
tyco
a vital part of your world
amdocs
Visonic
For a secure way of life
EVERSPRING
ROSSLARE
intel
SERCOMM
swisscom
free
TURKCELL
kt
HUAWEI
Deutsche Telekom
ZTE中兴
ooma
orange

DSP GROUP
at home in your wireless world

Copyright DSP Group, 2013. All rights reserved.
Our Roadmap Protects and Grows Our Established
Leadership in the Home Domain
Cordless
Cordless
Cordless
Ultra Low Energy
Ultra Low Energy
Ultra Low Energy HGW + CAT-iq
HGW + CAT-iq
HGW + CAT-iq
• More than 70% market
share in cordless
• Versatile portfolio of
proven DECT solutions
• • More than 70% market More than 70% market
share in cordless share in cordless
• • Versatile portfolio of Versatile portfolio of
proven DECT solutions proven DECT solutions
• More carriers are
integrating DECT
into HGW for
wireless HD
voice
• New revenue
source with
potential to seed
DECT-ULE
growth.
• More carriers are
integrating DECT
into HGW for
wireless HD
voice
• New revenue
source with
potential to seed
DECT-ULE
growth.
• Superior range
• Interference
free band
• Supporting two
way audio and
video
• Lower system
& deployment
costs
• • Superior range Superior range
• • Interference Interference
free band free band
• • Supporting two Supporting two
way audio and way audio and
video video
• Lower system
& deployment
costs

Mobile
Office / Enterprise
Home
DSP GROUP
at home in your wireless world

Copyright DSP Group, 2013. All rights reserved.
Successfully Executing on Growth Plan to Leverage Our
History of Innovation in Voice Processing and Diversify
Into Adjacent Markets
25Y of
Voice
Processing
Noise Cancellation
HD Voice
Acoustic Echo Cancellation
Flexible Listening Enhancement
Voice Equalizer
Automatic Gain Control
FlexiSpeech
True Speech
Speech To Text
VoIP
FoIP
Text To Speech
Speech Recognition

Copyright DSP Group, 2013. All rights reserved.

Copyright DSP Group, 2013. All rights reserved.
Over the Past Decade We Have Achieved a Very Strong
Position In Cordless and Maintained That Leadership
As digital cordless telephony evolved from 2.4GHz to 5.8GHz to DECT over the past decade, DSP Group built a dominant market share position
We have expanded our leadership with continuous improvements to our best-
in-class products
Today our technology powers all largest ODM/OEM products and serving leading operators globally
The Market Leader Key Customers Leading Operators
DSP Group
70% Market
Share
Company A
21%
Company B
9%

kt

Deutsche Telekom

free

BT

DSP GROUP
at home in your wireless world

Copyright DSP Group, 2013. All rights reserved.
First Extension - Integration of DECT Into Home
Gateways; Attained #1 Position; Driving Sales & Seeding
ULE Growth
Home Gateways w/ Voice
units shipped per year (in millions)
DECT Home Gateways
units shipped per year (in millions)
62
78
101
122
137
-
50
100
150
2012E 2013E 2014E 2015E
HGW w/ Voice
2011
3
5
10
17.3
25.6
0
10
20
30
2011 2012E 2013E 2014E 2015E
DECT Home Gateways
Source IMS, February 2012
Source IMS, February 2012
DSPG chipsets deployed in HGWs of leading European telecos.  New revenue source for
DSPG with potential to seed DECT-ULE growth

Units (millions)
14% CAGR

DSP GROUP
at home in your wireless world

Copyright DSP Group, 2013. All rights reserved.
Second Extension - Enterprise VoIP; Company Rapidly
Attained #3 Position; New VoIP Product Greatly Expands
TAM
DSP Group provides System-on-Chip (SoC) solutions for Enterprise VoIP endpoints
Now targeting Tier-1 IP-Phone providers, largest segment within Enterprise
VoIP, with our multi-core DVF99 (new product) processor introduced in
January 2013, which has achieved three design wins to date
TAM estimated at $150-$200 Million in Chipset value and growing at double digit rates
DSP Group
Market Share
Source: In-Stat, DSP Group
VoIP Market
Size & Growth
(IP Phones & ATAs)
0
10
20
30
40
50
60
70
2010 2012E 2013E 2014E 2015E
2011
3%
5%
9%
17%
25%
30%
0%
20%
40%
60%
80%

Deutsche Telekom
BT
SAGEMCOM
moimstone
LG-ERICSSON
Panasonic
HUAWEI
Grandstream
Innovative IP Voice & Video
SIEMENS
Gigaset
Cetis
Vonage
MOTOROLA
netTALK
TELECOM ITALIA
skype
PHILIPS
SAMSUNG
kt
swissvoice
INNO MEDIA
Yealink
ESCENE
RCA
D-Link
TECHNICOLOR by THOMSON
DSP GROUP
at home in your wireless world

Copyright DSP Group, 2013. All rights reserved. Our Extensive Footprint in VoIP Terminals 27

●	●	●	●	●
	◔	◑	◕	●	◔
	◔	◔	◑	●	○

DSP GROUP®
at home in your wireless world

Copyright DSP Group, 2013. All rights reserved.
DECT ULE and our newest DHX91 chipset introduced in January 2013 provide major advantages for operators over competing technologies in the Home
Automation market
Important distinctions of ULE vs. other standards include licensed spectrum, superior range, lower cost, and increasing share of DECT within home gateways
Third Extension - DECT Ultra Low Energy - ULE is an
Emerging Standard for the Home Automation Market
Low Cost of
Deployment
Data Speed
Range &
Propagation
Power
Consumption
Video/Audio
Enabled
ULE
ZigBee
Z-Wave

Copyright DSP Group, 2013. All rights reserved.
• ‘Internet of Things’ forecasted to reach 50 Billion by 2020
(Source: Ericsson White Paper, Feb ‘11)
• Connected devices to outnumber humans 6 to 1 by 2020
(Source: CIO, Sep ‘12)
• 80% of utility meters in EU will be connected by 2020
(Source: Ericsson White Paper, Feb ‘11)
• Technology leaders, Apple, Google and Microsoft already spotted ‘Connected
Home’
as the Next Big Thing
(Source : Wall Street Journal & Techcrunch, Dec ’12)
• Leading Operators, Telco’s and Services Providers, Comcast, AT&T, ADT
already becoming major ‘Connected Home’ players
(Source:  multiple sources)
• Telecom Italia outlined ‘Connected Home’ where combination of Entertainment,
Automation, Security and eHealth services co-exist
(Source: ADB Global Taking control of the Connected Home)
What Is Our Opportunity With ULE/Connected Home?
Projections Are For Several Billion Devices

HD CLEAR™
Speak now
Help
Cancel
DSP GROUP
at home in your wireless world

Copyright DSP Group, 2013. All rights reserved.
Maximize
accuracy rate
of Automatic
Speech
Recognition
enabled
applications
Improve voice
call
intelligibility
everywhere
Redefining Use of
Speakerphone
Mode In Noisy
Environments
Fourth Extension - Mobile; Our Voice Expertise
Leading To An Unparalleled User Experience

Copyright DSP Group, 2013. All rights reserved.

Units (millions)
CAGR 28.5%

• Narrowband Voice
• Voice call
• MMI = Touch
• Can't hear you when its noisy
• High Definition Voice
• Voice & Video call
• MMI = Voice or Touch
• Anytime, anywhere

0

Units (Billions)
Penetration (%)

DSP GROUP
at home in your wireless world

Copyright DSP Group, 2013. All rights reserved.
Voice Processors From “Optional” To “Essential”;
A 1.7bn TAM Opportunity For DSP Group
Source: Gartner
Source: IDC Source: IDC
31
Copyright DSP Group, 2013. All rights reserved.
Smartphone Forecast, WW, 2012-2016 Mobile Communications Trends
Massive volume opportunity: 1.7B units in 2015
Voice & audio processors
66%
Smart-Phones and
Feature-Phones
9%
Tablets
25%
Mobile PC
2010 2016 2015 2014 2013 2012 2011
1600
400
600
800
1000
1200
1400
0
200
0.0
2011E 2015E 2014E 2013E 2012E
63%
47%
35%
23%
10%
1.7B
1.1B
0.8B
0.5B
0.2B
0.5
1.0
1.5
2.0
0%
25%
50%
75%
100%
Units
Penetration of mobile units

Copyright DSP Group, 2013. All rights reserved.
DSP Group’s Technology Provides Far Superior Voice
Quality Versus Existing Solutions
• Global Mean Opinion Score (G-MOS) measures overall quality including speech and background noise. Score difference of 0.2 is significant. Values between 4.0 to 4.5 show high satisfaction
• Analysis shows HDClear equipped phone versus two leading smartphones (iPhone 5 &
Galaxy SIII); HDClear clearly outperforms in noisy environments
* Independent 3QUEST tests were performed at HEAD Acoustics Lab in June & Oct 2012
Quiet Environment
Noisy Environment
1.5
2
2.5
3
3.5
4
4.5
café car train road
5

Copyright DSP Group, 2013. All rights reserved. AGENDA Executive Summary DSP Group’s Recent Operational Success Strategic Growth to Maximize Stockholder Value The Proxy Contest 33

Copyright DSP Group, 2013. All rights reserved.
Starboard is a 10% Owner Looking to Nominate a Majority
of Our Directors; We’re Convinced They Are Seeking to
Sell the Company
In 2012, Starboard designated two directors for appointment to our Board in connection with a settlement, which averted a proxy fight last year
In 2013, Starboard has nominated three additional directors. If elected, Starboard would have designated five out of nine directors, which would constitute a majority of our directors, holding only 10% of the stock and without paying a control premium
Starboard nominees would achieve majority without Starboard paying any premium and despite the fact that Starboard only owns about one-tenth of the
Company’s shares
The proxy contest is about adding more Starboard nominees to our Board and gaining enough influence to force a fire-sale of the company

Copyright DSP Group, 2013. All rights reserved.
Not Your Typical Situation For a Proxy Contest;
More Support Our Belief Starboard is Looking to Sell the
Company
Starboard did not present or suggest plans to grow the company
Management and representatives of the Board have met with Starboard on numerous occasions and, based on these conversations, we are convinced that Starboard’s goal is to effect a sale of the Company as soon as possible
A sale at current price would undervalue the Company and deprive stockholders from a return on R&D investments that were already made and are expected to bear fruits in coming years
Starboard do not understand our business – Starboard suggested that the
Company should have developed a DSP Core instead of entering a licensing deal with Ceva. Developing such a core would cost the company tens of millions … compared with the 6-figure licensing deal we signed and the fast time to market it enabled
Starboard does not understand our business – claiming our R&D investments are “staggering” or exceed what we should be spending, our detailed comparison shows that we rank well below peers
We believe that the best shareholder value can be obtained by taking advantage of the current market opportunities to capitalize on the research and development investments already made over the past few years, which are now beginning to bear fruit

Copyright DSP Group, 2013. All rights reserved.
DSP Group Directors and Management Are Committed To
Strong Corporate Governance
Poison pill was not renewed, even in the face of Starboard’s campaign to gain control
Seven of nine directors are independent
3 out of the 9 current directors (Traub, Lacey and Seligsohn) have been designated or suggested by shareholders of DSP Group, all in the last 12 months
All directors are invited to attend all committee meetings and free to voice their opinions on topics being discussed
4 out of the 7 independent directors joined the board in the last two years.
Separation of Chairman and CEO roles
Independent directors meet in executive session without management present
As soon as there was vacancy in our committees we nominated Mr. Lacey to our Audit Committee

Copyright DSP Group, 2013. All rights reserved.
We believe that Our Nominees Will Better Serve
Shareholders and the Company
Eli Ayalon Starboard Nominees
• Vast CEO experience in multi national
companies
• Proven record in leading successful
turnarounds and technology transitions.
• Public company board experience in various
technology companies in the defense,
telecom, medical equipment and
semiconductor industries including residing
five years in Europe
• Semiconductor board experience
• M-Systems (NASDAQ: FLSH) acquired
by SanDisk
• Wintegra, acquired by PMC Sierra
• Top executive background in Europe and
Israel
• Deep understanding of the Company
• Strong connections with leading universities,
through memberships in Boards of
governance and executive committees
Michael Bornak
•
•
•
Norman Rice, III
•
•
•
Norman Taffe
•
•
No CEO experience
No semiconductor industry experience
CFO of SeaChange International, a company in which
Startboard holds almost 10%
No CEO experience
No semiconductor industry experience
Managing Partner of Newcastle Capital Group, LLC,
(NCM) a private equity firm with whom  Starboard have
a history of collaborating on activist activities and
electing board nominees
No CEO experience
a member of the Board of Directors of Integrated Device
Technology, Inc. , a Company in which Starboard are
involved

Copyright DSP Group, 2013. All rights reserved.
We believe That Our Nominees Will Better Serve
Shareholders and the Company
Zvi Limon Starboard Nominees
• Public company board experience
• Technology, Semiconductor and Telecom
industry experience
• Israeli and European experience
• Deep understanding of the Company
• Vast experience in strategy and management
consulting
• Brings unique and valuable perspective of
successful venture capital
Michael Bornak
•
•
•
Norman Rice, III
•
•
•
Norman Taffe
•
•
No CEO experience
No semiconductor industry experience
CFO of SeaChange International, a company in
which Startboard holds almost 10%
No CEO experience
No semiconductor industry experience
Managing Partner of Newcastle Capital Group, LLC,
(NCM) a private equity firm with whom Starboard have a
history of collaborating on activist activities and electing board nominees
No CEO experience
a member of the Board of Directors of Integrated
Device Technology, Inc. , a Company in which
Starboard are involved
• Led  his funds to successful investments in technology
companies  such as GVT, leading Brazilian  broadband
operator, sold to Vivendi in  2009  for 4.2B$.
• Wintegra, a leading fabless Semiconductor company, sold
to PMC-Sierra in 2010 for 240M$.
• Galileo, Semiconductor company, Sold to Marvell in 2000 for
250M$.
• Provigent, a fabless Semiconductor company, sold to
Broadcom in 2011 for  360M$
• Phonetics, speech recognition company, acquired by Nuance
communication
• DesignArt, Semiconductor company, sold to QUALCOMM  in
2012  for 150M$
• Trivnet, Mobile Financial Services company, sold  in 2009 to
Gemalto

Copyright DSP Group, 2013. All rights reserved.
We believe That Our Nominees Will Better Serve
Shareholders and the Company
Dr. Reuven Regev Starboard Nominees
• Corporate Executive in Rafael - Advanced
Defense Systems, the R&D arm of Israel’s
Defense ministry.
• Led national defense projects and was awarded the
highest defense award.
• Initiated the commercialization of unique defense
technologies, resulting in successful Companies, like:
Given Imaging (Nasdaq: GIVN), Galil Medical and
• Holds MSc and PhD degrees from Stanford
University (1990). During his stay in Stanford,
was a member of a management of consulting
teams to GE, Ford, GM, Apple, Boeing, John-
Deere and Motorola
• Multiple CEO experiences including international
industrial and Venture Capital companies.
• Public companies board experience
• First Class Expert in semiconductor and
communication systems and technologies
Michael Bornak
• No CEO experience
• No semiconductor industry experience
• CFO of SeaChange International, a company in which
Startboard holds almost 10%
Norman Rice, III
• No CEO experience
• No semiconductor industry experience
• Managing Partner of Newcastle Capital Group, LLC,
(NCM) a private equity firm with whom Starboard have a
history of collaborating on activist activities and electing board nominees
Norman Taffe
• No CEO experience
• a member of the Board of Directors of Integrated Device
Technology, Inc. , a Company in which Starboard are
involved
more

Copyright DSP Group, 2013. All rights reserved.
We believe That Our Nominees Will Better Serve
Shareholders and the Company
Gabi Seligshon Starboard Nominees
• Recently joined the Board
• Suggested by one of our largest shareholders
• CEO experience in managing multi national
companies
• Technology, and Semiconductor industry
experience
• Israeli and European executive experience
Michael Bornak
• No CEO experience
• No semiconductor industry experience
• CFO of SeaChange International, a company in which
Startboard holds almost 10%
Norman Rice, III
• No CEO experience
• No semiconductor industry experience
• Managing Partner of Newcastle Capital Group, LLC,
(NCM) a private equity firm with whom  Starboard have
a history of collaborating on activist activities and
electing board nominees
Norman Taffe
• No CEO experience
• a member of the Board of Directors of Integrated Device
Technology, Inc. , a Company in which Starboard are
involved

Copyright DSP Group, 2013. All rights reserved.
Summary and Conclusion
Giving Starboard Nominees More Influence or Control
Would Hurt the Company and Could Destroy
Stockholder Value
DSP Group’s stock has been one of the top performing stocks in our industry during the last 12 months and the year-to-date
DSP Group has made significant operational and financial progress over the last
12 months
DSP Group has a clear, concise growth strategy and is on track to meet its strategic goals
DSP Group Board nominees are diverse and have significant strategic, operational, financial and public board experience in our areas of focus and in the places where are operations are performed
41